Exhibit 10.13

AMENDMENT NO. 1 TO
PARENT VOTING AGREEMENT

THIS AMENDMENT NO. 1 TO PARENT VOTING AGREEMENT (this “Amendment”) is made and entered into as of September ___, 2006 by and among AccessMedia Networks, Inc., a Delaware corporation (“AccessMedia”), and the undersigned stockholders (the “Stockholders”) of Broadcaster, Inc., a California corporation formerly known as International Microcomputer Software, Inc.

WHEREAS, the parties have entered into that certain Parent Voting Agreement, dated as of December 16, 2005 (the “Agreement”), pursuant to which the Stockholders have agreed to, among other things, vote any and all Subject Shares Beneficially Owned by such Stockholders in favor of certain directors nominated by the Stockholders’ Representative; and

WHEREAS, in accordance with Section 7 of the Agreement, the parties now desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning set forth in Agreement.

2. Section 1(d) of the Agreement shall be amended and restated to read in its entirety as follows:

(d) “Expiration Date” means the earlier to occur of (i) December 31, 2010 and (ii) the date on which the aggregate number of shares issued pursuant to the Merger Agreement to the former stockholders of AccessMedia, exclusive of any shares issued in connection with any banking, consulting, broker or other fees or arrangements related to the Merger, represent a majority of the outstanding shares of common stock of IMSI.

3. Except as amended hereby, the Agreement shall remain in full force and effect. This Amendment may be executed in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Parent Voting Agreement as of the date first set forth above.

ACCESSMEDIA NETWORKS, INC.

By: ____________________________________
Name: Martin Wade, III
Title: Chief Executive Officer

STOCKHOLDERS:

________________________________________
MARTIN WADE, III

BAYTREE CAPITAL ASSOCIATES LLC

By: ____________________________________
Name: Michael Gardner
Title: Managing Member

DIGITAL CREATIVE DEVELOPMENT CORPORATION

By: ____________________________________
Name:
Title: